Exhibit 99.1

News Release

National Penn Bancshares, Inc. Reports
Fourth Quarter and Full Year 2012 Results

Company Release - January 24, 2013

•	Full-year net income increases 17% to $0.66 per common share from $0.56 for the prior year

•	Quarterly net income of $0.17 per share resulting in return on assets of 1.19%

•	Strong asset quality metrics further enhanced

•	7.5 million common share repurchase program completed

BOYERTOWN, PA., January 24, 2013 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported net income available to common shareholders of $98.9 million, or $0.66 per diluted common share, for the year ended December 31, 2012, a 17% increase compared to net income available to common shareholders of $84.4 million, or $0.56 per diluted common share, for 2011. For the fourth quarter of 2012, diluted earnings per common share were $0.17 compared to $0.14 per diluted common share for the fourth quarter of 2011.

“With a return on average assets of 1.19%, the fourth quarter was another strong quarter, consistent with our solid performance for the year,” said Scott Fainor, president and CEO of National Penn. “Our ability to maintain our net interest margin in an unprecedented low interest rate environment, coupled with the continuation of exceptional asset quality metrics and our focused efforts on expense control, enabled us to deliver these positive results.”

Asset quality remained strong as the level of classified assets continued to improve, declining $34.9 million or 12% in the fourth quarter 2012 and $109 million or 29% during the year. Non-performing loans declined during 2012 by 20%, and the ratio of net loan charge-offs to average loans improved to 0.46% in 2012 from 0.74% in 2011. These trends resulted in a provision for loan losses of $8.0 million for 2012, compared to $15.0 million for 2011. At December 31, 2012, the allowance for loan and lease losses was 206% of non-performing loans and 2.12% of total loans and leases.

Strategies undertaken to address the low interest rate environment resulted in a stable net interest margin throughout 2012. Net interest margin for the full year 2012 was 3.50%, compared to 3.52% in 2011, and was 3.46% in the fourth quarter of 2012, as compared to 3.50% in the previous quarter. Net interest income for 2012 and 2011 totaled $254 million and $260 million, respectively. During 2012, commercial loans grew by approximately 3%. A reduction in asset yields was mitigated by initiatives throughout the year to improve the mix and cost of interest-bearing liabilities. These initiatives contributed to an improvement in overall funding costs of 32 basis points during the year.

Despite the economic and regulatory environment, total fee income from banking, wealth and insurance operations increased slightly in 2012. National Penn's operating expenses1 were well-controlled throughout 2012, declining 5% from 2011 levels. The efficiency ratio1 improved to 57.12% for 2012 from 59.03% for the prior year.

During the fourth quarter, National Penn repurchased five million common shares, completing the previously announced 7.5 million share repurchase program. Additionally, the Board of Directors declared a quarterly cash dividend of ten cents per common share for the first quarter of 2013. In order to return capital to shareholders in a tax effective manner, the cash dividend was paid on December 28, 2012 to shareholders of record as of December 13, 2012.

Scott Fainor stated, “We believe our Company is well positioned for the future based upon the strength of our balance sheet. Classified loans declined 45% over the last two years. We also successfully completed the repurchase of approximately 5% of our outstanding shares, while capital levels remained strong with a tier 1 common ratio of 14.19%. The majority of our capital management initiatives, including the stock repurchase, a quarterly dividend increase in each quarter of 2012, and the advance payment of our first quarter 2013 dividend were funded by the strong earnings of 2012.”

Media Contact:    Catharine S. Bower, Corporate Communications
(610) 369-6618 or catharine.bower@nationalpenn.com

Investor Contact:    Michelle H. Debkowski, Investor Relations
(610) 369-6461 or michelle.debkowski@nationalpenn.com

# # #
About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with approximately $8.5 billion in assets, is a bank holding company based in Pennsylvania.  Headquartered in Boyertown, National Penn operates 120 branch offices comprising 119 branches in Pennsylvania and one branch in Maryland through National Penn Bank and its KNBT and Nittany Bank divisions.

National Penn's financial services affiliates are National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; National Penn Capital Advisors, Inc.; Institutional Advisors LLC; and National Penn Insurance Services Group, Inc., including its Higgins Insurance and Caruso Benefits Group divisions.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

1Statement Regarding Non-GAAP Financial Measures:

This release, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”). National Penn's management uses these non-GAAP measures in its analysis of National Penn's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

•Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders' equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company's tangible capital trends.

•Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.

•Adjusted net income and return on assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and returns provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.

•Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.

Management believes the use of non-GAAP measures will help readers compare National Penn's current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,'' “project,” ”could,” “plan,'' “goal,” “potential,” “pro forma,” “seek,” “intend,'' or “anticipate'' or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn's business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: regulatory requirements or other actions mandated by National Penn's regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), deterioration in the credit quality of loans, the effect of credit risk exposure, the geographic concentration of National Penn's operations, declines in the value of National Penn's assets and the effect of any resulting impairment charges, National Penn's ability to raise capital and maintain capital levels, increases in operating costs (including those mandated by National Penn's regulators), competition for personnel and from other financial institutions, variations in interest rates, interruptions or breaches of National Penn's security systems, the development and maintenance of National Penn's information technology, the ability of National Penn and its subsidiaries to pay dividends, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party . These risks and others are described in greater detail in National Penn's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as well as in National Penn's Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Financial Update for National Penn Bancshares, Inc. (NPBC) for 12/31/2012

Unaudited, dollars in thousands except share and per share data
	As of
	12/31/2012		9/30/2012	12/31/2011
SUMMARY BALANCE SHEET
Total assets	$8,529,522		$8,435,526	$8,486,281
Investment securities and other securities	2,334,739		2,310,459	2,314,111
Total loans and leases	5,240,882		5,256,854	5,188,101
Deposits	5,935,565		5,947,744	5,874,819
Borrowings	1,344,324		1,216,707	1,370,399
Shareholders' equity	1,161,292		1,214,330	1,180,687
Tangible book value per common share (2)	$6.15		$6.29	$5.97
Tangible common equity / tangible assets (2)	10.80%		11.56%	11.04%

	Three Months Ended				Twelve Months Ended
	12/31/2012		9/30/2012	12/31/2011	12/31/2012		12/31/2011
EARNINGS
Total interest income	$77,174		$78,344	$83,681	$316,828		$346,834
Total interest expense	13,739		14,790	19,160	62,822		86,931
Net interest income	63,435		63,554	64,521	254,006		259,903
Provision for loan and lease losses	2,000		2,000	2,000	8,000		15,000
Net interest income after provision for loan and lease losses	61,435		61,554	62,521	246,006		244,903
Loss on sale of building	—		—	—	—		(1,000)
Loss on debt extinguishment	—		—	(1,635)	—		(2,633)
Net (losses) gains from fair value changes on subordinated debentures	(253)		101	(1,543)	683		(2,530)
Net gains (losses) on investment securities	4		—	1,697	(273)		2,719
Corporate reorganization expense	—		—	2,200	—		2,200
Other non-interest income	24,755		26,664	22,978	95,558		94,654
Other non-interest expense	52,262		53,339	55,186	210,310		221,197
Income before income taxes	33,679		34,980	26,632	131,664		112,716
Income tax expense	8,535		8,964	5,889	32,754		25,172
Net income	25,144		26,016	20,743	98,910		87,544
Preferred dividends and accretion of preferred discount	—		—	—	—		(1,691)
Accelerated accretion from redemption of preferred stock	—		—	—	—		(1,452)
Net income available to common shareholders	$25,144		$26,016	$20,743	$98,910		$84,401

PERFORMANCE RATIOS
Net interest margin	3.46%		3.50%	3.49%	3.50%		3.52%
Return on average assets	1.19%		1.23%	0.97%	1.17%		1.02%
Adjusted return on average assets (3)	1.19%		1.23%	1.08%	1.17%		1.03%
Return on average total shareholders' equity	8.33%		8.60%	7.02%	8.25%		7.58%
Return on average tangible common equity (1)	10.74%		11.10%	9.17%	10.66%		9.95%
Efficiency ratio (4)	56.40%		56.26%	59.73%	57.12%		59.03%

PER SHARE
Basic earnings available to common shareholders	$0.17		$0.17	$0.14	$0.66		$0.56
Diluted earnings available to common shareholders	0.17		0.17	0.14	0.66		0.56
Dividends per common share	0.20	(a)	0.09	0.04	0.41	(a)	0.09
Average shares - basic	148,304,167		150,157,622	151,773,327	150,566,098		151,386,614
Average shares - diluted	148,610,097		150,454,749	152,068,706	150,859,995		151,653,646

(1) RECONCILIATION TABLES FOR NON-GAAP FINANCIAL MEASURES

	Three Months Ended				Twelve Months Ended
	12/31/2012		9/30/2012	12/31/2011	12/31/2012		12/31/2011
Return on average tangible common equity
Return on average shareholders' equity	8.33%		8.60%	7.02%	8.25%		7.58%
Effect of preferred equity	—		—	—	—		(0.08)%
Effect of goodwill and intangibles	2.41%		2.50%	2.15%	2.41%		2.45%
Return on average tangible common equity	10.74%		11.10%	9.17%	10.66%		9.95%
Average tangible equity:
Average shareholders' equity	$1,200,514		$1,203,072	$1,172,273	$1,198,948		$1,155,209
Average preferred equity	—		—	—	—		(30,106)
Average goodwill and intangibles	(269,495)		(270,720)	(274,827)	(271,384)		(277,214)
Average total tangible common equity	$931,019		$932,352	$897,446	$927,564		$847,889

Adjusted net income reconciliation
Net income available to common shareholders	$25,144		$26,016	$20,743	$98,910		$84,401
After tax unrealized fair value loss (gain) on subordinated debentures	164		(66)	1,003	(444)		1,645
Corporate reorganization expense	—		—	1,430	—		1,430
Accelerated accretion from redemption of preferred stock	—		—	—	—		1,452
Adjusted net income available to common shareholders	$25,308		$25,950	$23,176	$98,466		$88,928

Earnings per share
Net income available to common shareholders	$0.17		$0.17	$0.14	$0.66		$0.56
After tax unrealized fair value loss (gain) on subordinated debentures	—		—	0.01	—		0.01
Corporate reorganization expense	—		—	0.01	—		0.01
Accelerated accretion from redemption of preferred stock	—		—	—	—		0.01
Adjusted net income available to common shareholders	$0.17		$0.17	$0.16	$0.66		$0.59

(a) The 4th quarter of 2012 includes payment of the 1st quarter 2013 cash dividend of $0.10 per common share

Financial Update for National Penn Bancshares, Inc. (NPBC) for 12/31/2012

Unaudited, dollars in thousands except share and per share data
	As of
	12/31/2012		9/30/2012	6/30/2012	3/31/2012	12/31/2011
BALANCE SHEET - ASSETS
Cash and due from banks	$145,688		$120,421	$115,564	$108,752	$129,637
Interest-earning deposits with banks	282,440		211,943	221,419	344,427	321,885
Total cash and cash equivalents	428,128		332,364	336,983	453,179	451,522

Investment securities available-for-sale, at fair value	1,802,213		1,773,579	1,769,359	1,779,613	1,747,019
Investment securities held-to-maturity	464,166		472,884	481,341	487,507	496,574
Other securities	68,360		63,996	66,194	68,301	70,518
Loans held-for-sale	14,330		22,703	16,908	16,909	12,216

Loans and leases	5,226,552		5,234,151	5,193,859	5,184,747	5,175,885
Allowance for loan and lease losses	(110,955)		(113,542)	(116,650)	(121,452)	(126,640)
Loans and leases, net	5,115,597		5,120,609	5,077,209	5,063,295	5,049,245

Premises and equipment, net	96,334		96,349	96,566	95,937	96,198
Accrued interest receivable	28,526		31,448	30,511	31,241	30,991
Bank owned life insurance	143,242		141,991	140,747	139,507	138,274
Other real estate owned and other repossessed assets	3,029		7,174	7,201	7,647	7,716
Goodwill	258,279		258,279	258,279	258,279	258,279
Other intangible assets, net	10,614		11,852	13,085	14,408	15,770
Unconsolidated investments	11,347		11,337	10,109	11,699	12,173
Other assets	85,357		90,961	91,372	96,513	99,786
TOTAL ASSETS	$8,529,522		$8,435,526	$8,395,864	$8,524,035	$8,486,281

BALANCE SHEET - LIABILITIES
Non-interest bearing deposits	$891,401		$902,295	$903,766	$884,025	$863,703
Interest bearing deposits	5,044,164		5,045,449	4,941,777	5,004,358	5,011,116
Total deposits	5,935,565		5,947,744	5,845,543	5,888,383	5,874,819

Customer repurchase agreements	560,065		534,613	533,389	542,706	523,978
Structured repurchase agreements	75,000		75,000	85,000	85,000	85,000
Short-term borrowings	100,000		—	—	—	—
Federal Home Loan Bank advances, net of prepayment fees incurred	464,632		462,720	535,613	615,863	616,111
Subordinated debentures	144,627		144,374	144,475	143,666	145,310
Accrued interest payable and other liabilities	88,341		56,745	52,084	47,587	60,376
TOTAL LIABILITIES	7,368,230		7,221,196	7,196,104	7,323,205	7,305,594

BALANCE SHEET - SHAREHOLDERS' EQUITY
Common stock	1,387,644		1,387,073	1,386,177	1,384,657	1,383,082
Accumulated deficit	(185,680)		(181,225)	(193,715)	(205,497)	(223,189)
Accumulated other comprehensive income	24,329		28,617	25,435	21,670	20,794
Treasury stock	(65,001)		(20,135)	(18,137)	—	—
TOTAL SHAREHOLDERS' EQUITY	1,161,292		1,214,330	1,199,760	1,200,830	1,180,687

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$8,529,522		$8,435,526	$8,395,864	$8,524,035	$8,486,281

COMMON SHARE AND PER SHARE DATA
Book value	$8.00		$8.09	$7.98	$7.88	$7.77
Tangible book value (2)	$6.15		$6.29	$6.18	$6.09	$5.97
Dividends	$0.20	(a)	$0.09	$0.07	$0.05	$0.04
Shares outstanding (end of period, net of treasury)	145,163,585		150,048,383	150,258,232	152,295,895	151,883,036

(2) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Total shareholders' equity	$1,161,292		$1,214,330	$1,199,760	$1,200,830	$1,180,687
Goodwill and intangibles	(268,893)		(270,131)	(271,364)	(272,687)	(274,049)
Tangible common equity	$892,399		$944,199	$928,396	$928,143	$906,638
Common shares outstanding	145,163,585		150,048,383	150,258,232	152,295,895	151,883,036
Tangible book value per share	$6.15		$6.29	$6.18	$6.09	$5.97

Total assets	$8,529,522		$8,435,526	$8,395,864	$8,524,035	$8,486,281
Goodwill and intangibles	(268,893)		(270,131)	(271,364)	(272,687)	(274,049)
Tangible assets	$8,260,629		$8,165,395	$8,124,500	$8,251,348	$8,212,232
Tangible common equity/tangible assets	10.80%		11.56%	11.43%	11.25%	11.04%

(3) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Adjusted net income available to common shareholders (1)	$25,308		$25,950	$22,975	$24,233	$23,176
Average assets	$8,440,642		$8,386,342	$8,473,164	$8,397,381	$8,525,271
Adjusted return on average assets (annualized)	1.19%		1.23%	1.09%	1.16%	1.08%

Financial Update for National Penn Bancshares, Inc. (NPBC) for 12/31/2012

Unaudited, dollars in thousands except share and per share data
	For the Quarter Ended					For the Twelve Months Ended
	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011	12/31/2012	12/31/2011
INTEREST INCOME
Loans and leases, including fees	$59,005	$60,269	$61,116	$62,291	$64,040	$242,681	$266,616
Investment securities
Taxable	10,050	10,525	10,941	11,209	11,310	42,725	45,810
Tax-exempt	7,233	7,402	7,636	7,781	8,076	30,052	33,307
Deposits with banks	886	148	203	133	255	1,370	1,101
Total interest income	77,174	78,344	79,896	81,414	83,681	316,828	346,834
INTEREST EXPENSE
Deposits	6,177	6,472	6,879	7,294	8,272	26,822	40,534
Customer repurchase agreements	510	511	545	550	556	2,116	2,506
Structured repurchase agreements	802	843	915	915	1,316	3,475	6,397
Short-term borrowings	1	—	—	—	—	1	—
Federal Home Loan Bank advances	4,410	5,105	6,501	6,967	6,987	22,983	28,316
Subordinated debentures	1,839	1,859	1,857	1,870	2,029	7,425	9,178
Total interest expense	13,739	14,790	16,697	17,596	19,160	62,822	86,931
Net interest income	63,435	63,554	63,199	63,818	64,521	254,006	259,903
Provision for loan and lease losses	2,000	2,000	2,000	2,000	2,000	8,000	15,000
Net interest income after provision for loan and lease losses	61,435	61,554	61,199	61,818	62,521	246,006	244,903

NON-INTEREST INCOME
Wealth management income	6,224	6,239	6,005	6,161	5,616	24,629	23,623
Service charges on deposit accounts	4,140	4,147	3,753	3,823	4,608	15,863	18,768
Insurance commissions and fees	3,113	3,238	3,211	3,296	3,107	12,858	13,254
Cash management and electronic banking fees	4,761	4,626	4,707	4,420	4,613	18,514	18,219
Mortgage banking income	2,498	2,296	1,511	1,335	1,481	7,640	4,924
Bank owned life insurance income	1,326	1,319	1,255	1,209	1,288	5,109	5,474
Earnings (losses) of unconsolidated investments	138	1,315	108	(74)	246	1,487	2,161
Other operating income	2,555	3,484	993	2,426	2,019	9,458	8,231
Loss on sale of building	—	—	—	—	—	—	(1,000)
Net (losses) gains from fair value changes on subordinated debentures	(253)	101	(810)	1,645	(1,543)	683	(2,530)
Loss on debt extinguishment	—	—	—	—	(1,635)	—	(2,633)
Net gains (losses) on sales of investment securities	4	—	(123)	—	1,697	(119)	2,719
Impairment losses on investment securities:
Impairment related losses on investment securities	—	—	(154)	—	—	(154)	—
Non credit-related losses on securities not expected to be sold recognized in other comprehensive income before tax	—	—	—	—	—	—	—
Net impairment losses on investment securities	—	—	(154)	—	—	(154)	—
Total non-interest income	24,506	26,765	20,456	24,241	21,497	95,968	91,210

NON-INTEREST EXPENSE
Salaries, wages and employee benefits	30,789	31,555	31,234	31,381	29,598	124,959	122,264
Premises and equipment	7,396	7,226	7,349	6,853	7,652	28,824	28,939
FDIC insurance	1,162	1,259	1,211	1,264	1,442	4,896	9,838
Corporate reorganization expense	—	—	—	—	2,200	—	2,200
Other operating expenses	12,915	13,299	12,475	12,942	16,494	51,631	60,156
Total non-interest expense	52,262	53,339	52,269	52,440	57,386	210,310	223,397
Income before income taxes	33,679	34,980	29,386	33,619	26,632	131,664	112,716
Income tax expense	8,535	8,964	6,938	8,317	5,889	32,754	25,172
NET INCOME	25,144	26,016	22,448	25,302	20,743	98,910	87,544
Preferred dividends and accretion of preferred discount	—	—	—	—	—	—	(1,691)
Accelerated accretion from redemption of preferred stock	—	—	—	—	—	—	(1,452)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$25,144	$26,016	$22,448	$25,302	$20,743	$98,910	$84,401

PER SHARE OF COMMON STOCK
Basic earnings available to common shareholders	$0.17	$0.17	$0.15	$0.17	$0.14	$0.66	$0.56
Diluted earnings available to common shareholders	$0.17	$0.17	$0.15	$0.17	$0.14	$0.66	$0.56
Average shares - basic	148,304,167	150,157,622	151,732,402	152,099,546	151,773,327	150,566,098	151,386,614
Average shares - diluted	148,610,097	150,454,749	152,011,995	152,392,315	152,068,706	150,859,995	151,653,646

SUPPLEMENTAL DATA (annualized, average)
Return on assets	1.19%	1.23%	1.07%	1.21%	0.97%	1.17%	1.02%
Adjusted return on assets (3)	1.19%	1.23%	1.09%	1.16%	1.08%	1.17%	1.03%
Return on total equity	8.33%	8.60%	7.50%	8.56%	7.02%	8.25%	7.58%
Return on common equity	8.33%	8.60%	7.50%	8.56%	7.02%	8.25%	7.50%
Return on tangible common equity (1)	10.74%	11.10%	9.69%	11.12%	9.17%	10.66%	9.95%
Efficiency ratio (4)	56.40%	56.26%	58.42%	57.47%	59.73%	57.12%	59.03%

(4) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES

Efficiency Ratio Calculation
Non-interest expense	$52,262	$53,339	$52,269	$52,440	$57,386	$210,310	$223,397
Less:
Corporate reorganization expense	—	—	—	—	2,200	—	2,200
Operating expenses	$52,262	$53,339	$52,269	$52,440	$55,186	$210,310	$221,197

Net interest income (taxable equivalent)	$67,909	$68,139	$67,929	$68,645	$69,409	$272,622	$280,034

Non-interest income	24,506	26,765	20,456	24,241	21,497	95,968	91,210
Less:
Loss on sale of building	—	—	—	—	—	—	(1,000)
Loss on debt extinguishment	—	—	—	—	(1,635)	—	(2,633)
Net (losses) gains from fair value changes on subordinated debentures	(253)	101	(810)	1,645	(1,543)	683	(2,530)
Net gains (losses) on investment securities	4	—	(277)	—	1,697	(273)	2,719
Adjusted revenue	$92,664	$94,803	$89,472	$91,241	$92,387	$368,180	$374,688

Efficiency Ratio	56.40%	56.26%	58.42%	57.47%	59.73%	57.12%	59.03%

Financial Update for National Penn Bancshares, Inc. (NPBC) for 12/31/2012

Unaudited, dollars in thousands except share and per share data
	For the Quarter Ended					For the Twelve Months Ended
CHARGE-OFFS	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011	12/31/2012	12/31/2011

Loan charge-offs	$5,876	$5,993	$7,907	$8,722	$9,896	$28,498	$47,535
Recoveries on loans	(1,289)	(885)	(1,105)	(1,534)	(3,463)	(4,813)	(9,121)
Net loan charge-offs	$4,587	$5,108	$6,802	$7,188	$6,433	$23,685	$38,414
Net loan charge-offs to average loans (annualized)	0.35%	0.39%	0.53%	0.56%	0.50%	0.46%	0.74%

NET CHARGE-OFF DETAIL
Commercial and industrial loans and leases	$2,029	$1,116	$5,196	$1,925	$2,648	$10,266	$18,995

Commercial real estate-permanent	301	481	595	1,933	517	3,310	5,788
Commercial real estate-construction	266	1,755	(148)	673	(1,337)	2,546	3,001
Total commercial real estate loans	567	2,236	447	2,606	(820)	5,856	8,789

Residential mortgages	988	742	328	560	993	2,618	4,117
Home equity lines and loans	515	517	404	1,855	2,429	3,291	5,016
All other consumer loans	488	497	427	242	1,183	1,654	1,497
Total consumer loans	1,991	1,756	1,159	2,657	4,605	7,563	10,630

Net loans charged-off	$4,587	$5,108	$6,802	$7,188	$6,433	$23,685	$38,414

	As of
ASSET QUALITY AND OTHER DATA	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011

Non-accrual commercial and industrial loans and leases	$24,653	$31,109	$33,984	$32,485	$31,081

Non-accrual commercial real estate-permanent	2,984	3,780	2,999	5,156	7,403
Non-accrual commercial real estate-construction	5,446	5,149	6,959	14,336	12,218
Total non-accrual commercial real estate loans	8,430	8,929	9,958	19,492	19,621

Non-accrual residential mortgages	7,066	6,242	4,301	4,077	4,504
Non-accrual home equity lines and loans	3,692	3,458	2,555	2,110	3,046
All other non-accrual consumer loans	1,705	1,823	1,753	1,695	3,176
Total non-accrual consumer loans	12,463	11,523	8,609	7,882	10,726

Total non-accrual loans	45,546	51,561	52,551	59,859	61,428

Restructured loans	8,362	6,726	6,468	6,506	5,548
Total non-performing loans	53,908	58,287	59,019	66,365	66,976

Other real estate owned and repossessed assets	3,029	7,174	7,201	7,647	7,716
Total non-performing assets	56,937	65,461	66,220	74,012	74,692

Loans 90+ days past due & still accruing	2,027	2,628	3,426	1,588	2,010
Total non-performing assets and loans 90+ days past due	$58,964	$68,089	$69,646	$75,600	$76,702

Allowance for loan and lease losses	$110,955	$113,542	$116,650	$121,452	$126,640
Allowance for loan and lease losses/non-performing loans	205.8%	194.8%	197.6%	183.0%	189.1%
Allowance for loan and lease losses/non-performing assets and loans 90+ days past due	188.2%	166.8%	167.5%	160.7%	165.1%
Allowance for loan and lease losses/total loans and leases	2.12%	2.16%	2.24%	2.33%	2.44%
Provision/charge-offs, net	43.6%	39.2%	29.4%	27.8%	31.1%
Classified loans	$261,293	$296,213	$301,542	$347,033	$370,439
Classified loans/total loans and leases	4.99%	5.63%	5.79%	6.67%	7.14%
Delinquent loans (b)	$24,048	$23,519	$24,144	$24,068	$24,801
Delinquent loans/total loans and leases	0.46%	0.45%	0.46%	0.46%	0.48%

	As of
REGULATORY CAPITAL DATA	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011

Tier 1 Capital	$982,148	$1,024,888	$1,008,052	$1,005,009	$978,302
Tier 1 Leverage Ratio	12.16%	12.78%	12.44%	12.53%	12.00%
Tier 1 Ratio (%)	16.54%	17.45%	17.45%	17.46%	17.12%
Total Capital	$1,056,835	$1,098,814	$1,080,807	$1,077,587	$1,050,417
Total Capital Ratio (%)	17.80%	18.70%	18.71%	18.72%	18.38%
Total Risk-Weighted Assets	$5,938,708	$5,874,448	$5,776,537	$5,757,306	$5,714,643

(b) Includes loans 30-89 days past due and loans 90+ days past due and still accruing

Financial Update for National Penn Bancshares, Inc. (NPBC) for 12/31/2012

Unaudited, dollars in thousands except share and per share data
	As of
PERIOD END BALANCES:	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011

Earning Assets / Liabilities
Loan portfolio composition (regulatory):
Commercial / industrial	$868,135	$846,484	$856,237	$853,379	$833,534
Commercial real estate (c)	1,838,681	1,803,532	1,759,792	1,753,986	1,737,383
Residential mortgage	1,234,425	1,262,897	1,262,633	1,269,505	1,270,896
Real estate construction and land development	161,341	189,293	194,942	210,976	212,306
Home equity	782,717	776,023	765,902	756,803	771,792
Consumer	208,856	207,333	207,999	210,069	209,082
Other loans	146,727	171,292	163,262	146,938	153,108
Total loans	5,240,882	5,256,854	5,210,767	5,201,656	5,188,101

Investment securities and other securities	2,334,739	2,310,459	2,316,894	2,335,421	2,314,111
Other earning assets	282,440	211,943	221,419	344,427	321,885
Total earning assets (net of loan loss reserve)	$7,747,106	$7,665,714	$7,632,430	$7,760,052	$7,697,457
(c) Includes owner occupied

Loan portfolio composition (internal):
Commercial & industrial loans and leases
Business purpose, real estate secured	$886,160	$879,326	$879,413	$864,284	$895,028
Business purpose, not secured by real estate	977,875	979,042	975,852	963,641	919,720
Owner occupied commercial real estate
Permanent	599,729	572,298	572,686	572,103	563,963
Construction / development	30,523	31,181	36,451	38,546	36,631
Leasing	1,568	2,102	2,670	3,330	4,685
Total commercial & industrial loans and leases	2,495,855	2,463,949	2,467,072	2,441,904	2,420,027

Commercial real estate
Non-owner occupied
Permanent	907,760	918,511	874,570	878,499	855,524
Construction / development	125,878	140,889	140,751	151,697	156,064
Total commercial real estate	1,033,638	1,059,400	1,015,321	1,030,196	1,011,588

Consumer loans
Residential mortgage (personal purpose)
Permanent	666,274	683,694	688,171	686,974	704,655
Construction	5,498	6,079	6,806	7,835	5,667
Total residential mortgages	671,772	689,773	694,977	694,809	710,322

Home equity loans and direct installment loans	254,014	273,359	291,383	315,419	337,242
Home equity lines of credit	500,372	478,628	452,599	421,897	410,316
Total home equity lines and loans	754,386	751,987	743,982	737,316	747,558

Private banking credit lines	103,806	103,006	107,398	114,667	121,296
Indirect vehicle loans and other	167,095	166,036	165,109	165,855	165,094
All other consumer loans	270,901	269,042	272,507	280,522	286,390
Total consumer loans	1,697,059	1,710,802	1,711,466	1,712,647	1,744,270

Loans and leases	5,226,552	5,234,151	5,193,859	5,184,747	5,175,885

Loans held-for-sale	14,330	22,703	16,908	16,909	12,216

Total loans and leases	$5,240,882	$5,256,854	$5,210,767	$5,201,656	$5,188,101

Deposit composition:
Savings	$493,386	$485,283	$497,640	$495,191	$454,003
NOW accounts	1,472,985	1,498,344	1,317,399	1,294,591	1,293,148
Money market accounts	1,642,803	1,600,164	1,641,947	1,698,427	1,686,909
CDs less than $100k	1,017,925	1,036,112	1,063,688	1,089,601	1,138,908
CDs $100k or greater	417,065	425,546	421,103	426,548	438,148
Total interest bearing deposits	5,044,164	5,045,449	4,941,777	5,004,358	5,011,116

Non-interest bearing deposits	891,401	902,295	903,766	884,025	863,703

Total deposits	$5,935,565	$5,947,744	$5,845,543	$5,888,383	$5,874,819

Financial Update for National Penn Bancshares, Inc. (NPBC) for 12/31/2012

Unaudited, dollars in thousands except share and per share data
	Quarterly, as of										Twelve Months, as of
	12/31/2012		9/30/2012		6/30/2012		3/31/2012		12/31/2011		12/31/2012		12/31/2011
	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield

Total loans*	$5,206,227	4.55%	$5,191,136	4.66%	$5,196,803	4.78%	$5,179,220	4.89%	$5,149,546	4.99%	$5,193,376	4.72%	$5,202,255	5.18%
Investment securities*	2,323,243	3.63%	2,309,646	3.77%	2,319,392	3.93%	2,318,109	4.02%	2,355,178	3.97%	2,317,591	3.84%	2,286,948	4.22%
Interest earning deposits	276,078	1.28%	255,121	0.23%	334,935	0.24%	278,140	0.19%	390,228	0.26%	285,956	0.48%	477,226	0.23%

Total earning assets	7,805,548	4.16%	7,755,903	4.25%	7,851,130	4.34%	7,775,469	4.46%	7,894,952	4.45%	7,796,923	4.30%	7,966,429	4.61%
Total assets	8,440,642		8,386,342		8,473,164		8,397,381		8,525,271		8,424,322		8,603,252

Savings	488,195	0.11%	490,020	0.11%	494,800	0.12%	471,562	0.13%	454,688	0.15%	486,160	0.12%	454,203	0.18%
NOW accounts	1,463,488	0.14%	1,402,593	0.14%	1,343,961	0.15%	1,238,704	0.15%	1,269,670	0.17%	1,362,573	0.15%	1,205,092	0.20%
Money market accounts	1,630,449	0.30%	1,623,102	0.32%	1,664,315	0.37%	1,679,232	0.40%	1,669,090	0.44%	1,649,152	0.35%	1,652,986	0.55%
CDs	1,454,415	1.17%	1,468,539	1.23%	1,499,016	1.27%	1,542,539	1.31%	1,668,098	1.36%	1,490,965	1.24%	1,802,769	1.57%

Total interest bearing deposits	5,036,547	0.49%	4,984,254	0.52%	5,002,092	0.55%	4,932,037	0.59%	5,061,546	0.65%	4,988,850	0.54%	5,115,050	0.79%

Non-interest bearing deposits	886,858		897,017		891,739		852,730		835,699		882,140		831,326
Total deposits	5,923,405	0.41%	5,881,271	0.44%	5,893,831	0.47%	5,784,767	0.51%	5,897,245	0.56%	5,870,990	0.46%	5,946,376	0.68%

Customer repurchase agreements	551,334	0.37%	532,065	0.38%	525,142	0.42%	524,575	0.42%	514,961	0.43%	533,325	0.40%	523,898	0.48%
Structured repurchase agreements	75,000	4.25%	78,370	4.28%	85,000	4.33%	85,000	4.33%	128,968	4.05%	80,820	4.30%	155,438	4.12%
Short-term borrowings	1,087	0.37%	272	—%	—	—%	—	—%	6,638	—%	342	0.29%	6,733	—%
Federal Home Loan Bank advances, net of prepayment fees incurred	463,397	3.79%	496,438	4.09%	575,725	4.54%	615,983	4.55%	616,411	4.50%	537,569	4.28%	629,603	4.50%
Subordinated debentures	144,377	5.07%	144,472	5.12%	143,683	5.20%	145,274	5.18%	143,800	5.60%	144,451	5.14%	143,174	6.41%
Total deposits and borrowings	7,158,600	0.76%	7,132,888	0.82%	7,223,381	0.93%	7,155,599	0.99%	7,308,023	1.04%	7,167,497	0.88%	7,405,222	1.17%
Total interest bearing liabilities	$6,271,742	0.87%	$6,235,871	0.94%	$6,331,642	1.06%	$6,302,869	1.12%	$6,472,324	1.17%	$6,285,357	1.00%	$6,573,896	1.32%

Net interest margin (FTE)		3.46%		3.50%		3.48%		3.55%		3.49%		3.50%		3.52%

Wealth assets:
Assets under administration	$4,445,086		$4,500,843		$4,361,134		$4,382,922		$4,197,612
Assets under management	2,256,319		2,319,220		2,284,489		2,269,351		2,141,737
(included above)

*Fully taxable equivalent ("FTE") basis, using a 35% effective tax rate.

Financial Update for National Penn Bancshares, Inc. (NPBC) for 12/31/2012

Unaudited

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

	Quarterly, as of
	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011

PA
Total number of retail branch offices	119	119	120	120	121
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	124	124	122	122	128

MD
Total number of retail branch offices	1	1	1	1	1
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	—	—	—	—	—
Total number of ATMs	1	1	1	1	1

TOTAL
Total number of retail branch offices	120	120	121	121	122
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	125	125	123	123	129

EOP employees (full-time equivalent)	1,648	1,661	1,690	1,681	1,688